UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

Alarm.com Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37461	26-4247032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8150 Leesburg Pike, Vienna, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 389-4033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 13, 2015, Alarm.com Holdings, Inc. posted on its website supplemental information in support of its previously introduced financial outlook. A copy of the supplemental information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Alarm.com Holdings, Inc. Q2 2015 Supplemental Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alarm.com Holdings, Inc.

Dated: August 13, 2015	By:	/s/ Jennifer Moyer
Jennifer Moyer
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Alarm.com Holdings, Inc. Q2 2015 Supplemental Data.